UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2015

STREAMTRACK, INC.
(Exact name of registrant as specified in its charter)

Wyoming
(State or other jurisdiction of incorporation)

000-55140	26-2589503
(Commission File Number)	(I.R.S. Employer Identification No.)

347 Chapala Street, Santa Barbara, California	93101
(Address of principal executive offices)	(Zip Code)

(805) 308-9151

(Registrant’s telephone number, including area code)

________________________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

☐	Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01 Definitive Material Agreement.

Effective April 27, 2015, StreamTrack, Inc. (the “Company”) entered into an Investment Agreement with RTV Media Corp. (“RTV”) pursuant to which RTV initially invested $75,000 into the Company in consideration for $75,000 of Warrants to purchase the common stock of the Company (the “Initial Warrants”). RTV agreed to invest up to an additional $425,000 of capital into the Company in consideration for additional Warrants on the same terms, in accordance with a schedule covering the next several months. A copy the Investment Agreement is attached to this Report as Exhibit 10.1. A copy of the Initial Warrant is attached to this Report as Exhibit 10.2.

Item 9.01 Exhibits and Financial Statements.

d)  Exhibits

10.1	Investment Agreement dated April 27, 2015, by and between RTV Media Corp. and StreamTrack, Inc.

10.2	Warrant dated April 27, 2015, issued by StreamTrack, Inc. to RTV Media Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StreamTrack, Inc.

Date: April 30, 2015	By:	/s/ Michael Hill
Michael Hill, Chief Executive Officer